Exhibit 10(t)


                            MERRIMAC INDUSTRIES INC.

                             SUBSCRIPTION AGREEMENT

                          FOR COMMON STOCK AND WARRANTS

              SUBSCRIPTION AGREEMENT (the "Agreement") dated as of October 26, 2000, among MERRIMAC INDUSTRIES INC., a New Jersey corporation (together with all subsidiaries, the "Company"), and the persons who execute this agreement as investors (the "Investors").

              WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase, 100,000 units ("Units") each consisting of one share of the Company's Common Stock, $.50 par value per share (the "Common Stock") and one three-year warrant, each exercisable to purchase one share of the Company's Common Stock, in substantially the form attached hereto as Exhibit 1 (the "Warrants"); and

              NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

              1.   Purchase and Sale of Securities.

                   1.1. Sale and Issuance of Purchased Securities. The Company shall sell to the Investors and the Investors shall purchase from the Company, 100,000 Units (the "Purchased Units"), each consisting of one share of Common Stock and one Warrant, at a price of $12.80 per Unit, or a total of 100,000 shares of Common Stock (the "Purchased Shares") and 100,000 Warrants (the "Purchased Warrants"), for an aggregate purchase price of $1,280,000. The Purchased Units, Purchased Shares and Purchased Warrants are referred to herein collectively as the "Purchased Securities". The number of Purchased Shares and Purchased Warrants to be purchased by each Investor from the Company is set forth opposite the name of such Investor on the signature pages hereof, subject to acceptance, in whole or in part, by the Company.

                   1.2. Closing. The purchase and sale of the Purchased Securities hereunder shall take place at a closing (the "Closing"; the date on which the Closing occurs is hereinafter referred to as the "Closing Date"). The Closing shall take place concurrently with the execution and delivery of this Agreement by the Investors purchasing Purchased Securities at such Closing. At the Closing:

                          (a)   Each of the Investors purchasing Purchased
Securities shall deliver to the Company or its designees by wire transfer, or such other method of payment as the Company shall approve, an amount equal to the purchase price of such Investor's portion of the Purchased Securities, as set forth opposite such Investor's name on the signature pages hereof;

                          (b)   the Company shall issue and deliver to each
Investor purchasing Purchased Securities at such Closing (i) a certificate or certificates for such Investor's portion of the Purchased Shares and (ii) warrants for such Investor's



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portion of the Purchased Warrants, as set forth opposite such Investor's name on the signature pages hereof;

                          (c)   the Company and the Investors shall execute and
deliver a Registration Rights Agreement in the form attached hereto as Exhibit 2 (the "Registration Agreement") with respect to the Purchased Securities; and

                          (d)   the Company shall deliver to the Investors an
Opinion of Counsel, reasonably satisfactory to counsel for the Investors, with respect to the matters set forth on Exhibit 3.

                   All certificates shall have all necessary stock transfer tax stamps (purchased at the expense of the Company) affixed.

                   The parties agree that for purposes of allocating the price paid for the Purchased Securities, the Purchased Warrants have a nominal value.

              2. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Investors as follows:

                   2.1.   Corporate Organization; Authority; Due Authorization.
(a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own or lease its properties as, and in the places where, such business is now conducted, and to carry on its business as now conducted and (iii) is duly qualified and in good standing as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify, individually or in the aggregate, would have a material adverse effect on the business, results of operations or financial condition of the Company (a "Company Material Adverse Effect").

                          (b)   The Company (i) has the requisite corporate
power and authority to execute, deliver and perform this Agreement and the other agreements contemplated hereby to which it is a party, including without limitation the Warrants and Registration Agreement, (collectively, the "Other Agreements" and, with this Agreement, the "Agreements") and to incur the obligations herein and therein and (ii) has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the Other Agreements and to consummate the transactions contemplated hereby and thereby (the "Contemplated Transactions"). Each of the Agreements is a valid and binding obligation of the Company enforceable in accordance with its terms except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

                   2.2. Capitalization. The authorized capital of the Company consists of 5,000,000 shares of Common Stock, $.50 par value per share (the "Common Stock"), of which, prior to the sale of shares hereunder, 2,191,157 shares of Common Stock are outstanding. All outstanding shares are fully paid, are non-assessable and have been validly issued in compliance with all applicable Federal and state securities laws, and the issuance of such shares was duly authorized. Except as contemplated by this Agreement, as set forth on
Schedule 2.2 attached




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hereto, or as described or referred to in the Company Reports (as defined below)
there are (i) no outstanding subscriptions, warrants, options, conversion privileges or other rights or agreements to purchase or otherwise acquire or issue any shares of capital stock of the Company (or shares reserved for such purpose), (ii) no preemptive rights or rights of first refusal with respect to the issuance of additional shares of capital stock of the Company, including without limitation the Purchased Securities and the shares of Common Stock which the Purchased Warrants are exercisable to purchase, and (iii) no commitments or understandings (oral or written) of the Company to issue any shares, warrants, options or other rights. To the Company's knowledge, except as set forth in the Company Reports, none of the shares of Common Stock are subject to any shareholders' agreement, voting trust agreement or similar arrangement or understanding. Except as set forth in the Company Reports, the Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

                   2.3. Validity of Purchased Shares. The issuance of the Purchased Shares has been duly authorized, and when issued, sold and delivered in accordance with the terms and for the consideration expressed herein, the Purchased Shares shall be validly issued, fully paid and non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfers imposed by applicable securities laws, the certificate of incorporation of the Company and this Agreement.

                   2.4. Common Stock Issuable upon Exercise of Purchased Warrants. The issuance of the shares of Common Stock (the "Underlying Shares") issuable upon exercise of the Purchased Warrants has been duly authorized and the Underlying Shares have been, and at the time of such exercise will have been, duly reserved for issuance upon such exercise and, when so issued, will be validly issued, fully paid and non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfers imposed by applicable securities laws, the certificate of incorporation of the Company and this Agreement.

                   2.5. Private Offering. Neither the Company nor anyone acting on its behalf has, within the last 12 months, issued, sold or offered any security of the Company (including, without limitation, any Purchased Securities) to any Person (as hereinafter defined) under circumstances that would cause the issuance and sale of the Purchased Securities, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Company agrees that neither the Company nor anyone acting on its behalf will offer the Purchased Securities or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Purchased Securities subject to the registration requirements of Section 5 of the Securities Act.

                   2.6. Brokers and Finders. Except for Nexbridge Capital, whose fees and expenses will be paid by the Company, the Company has not retained any investment banker, broker or finder in connection with the Contemplated Transactions.

                   2.7. No Conflict; Required Filings and Consents. (a) The execution, delivery and performance of this Agreement and the Other Agreements by the Company do not,




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and the consummation by the Company of the Contemplated Transactions will not,
(i) conflict with or violate the Certificate of Incorporation or By-Laws of the Company, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under, or give to others any right of purchase or sale, or any right of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any property or asset of the Company is bound or affected, except, in the case of clauses, (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay consummation of any of the Contemplated Transactions in any material respect, or otherwise prevent the Company from performing its obligations under this Agreement or any of the Other Agreements in any material respect, and would not, individually or in the aggregate, have a Company Material Adverse Effect.

                          (b)   The execution and delivery of this Agreement and
the Other Agreements by the Company do not, and the performance of this Agreement and the Other Agreements and the consummation by the Company of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body (as hereinafter defined) except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any state securities or "blue sky" laws ("Blue Sky Laws"). For purposes of this Agreement "Governmental Body" shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;
(b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

                   2.8. Compliance. The Company is in compliance in all material respects with all requirements of law of any Governmental Body, and no claims or complaints from any Governmental Body have been received by the Company and, to the knowledge of the Company, no claims or complaints are threatened, alleging that the Company is in violation of any such requirement of law except for such claims or complaints which have not had, individually or in the aggregate, a Company Material Adverse Effect.

                   2.9. SEC Documents. (a) The Company has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission (the "SEC") since January 1, 1999 (collectively, the "Company Reports"). As of their respective dates, the Company Reports filed prior to the date hereof (i) complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representation in clause (ii) of the preceding sentence shall not apply to any misstatement or omission in any Company Report filed prior to the date of this Agreement which was superseded by a subsequent Company Report filed prior to the date of this Agreement.

                          (b)   Each of the consolidated balance sheets of
Company included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of the Company as of the date of such, and each of the consolidated statements of income, retained earnings and cash flows of Company included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents in all material respects the results of operations, retained earnings or cash flows, as the case may be, of the Company for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein.

                   2.10. Litigation. Except as set forth in the Company Reports and in Schedule 2.10, there are no claims, actions, suits, investigations, inquiries or proceedings (each, an "Action") pending against the Company or, to the knowledge of the Company, threatened against the Company, at law or in equity, or before or by any court, tribunal, arbitrator, mediator or any federal or state commission, board, bureau, agency or instrumentality, that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                   2.11. Absence of Certain Changes. Except as disclosed in the Company Reports, since July 1, 2000 the Company has not incurred any liabilities or obligations (whether absolute or contingent) other than those arising from operations in the ordinary course of business consistent with past practice. Since July 1, 2000, except as disclosed in the Company Reports, there has not been (i) any event, occurrence, development or circumstances with respect to the business, results of operations or financial condition of the Company except events, occurrences, developments or circumstances which have not had, individually or in the aggregate, a Company Material Adverse Effect, (ii) any return of any capital or other distribution of assets to stockholders of Company (except to Company); (iii) any acquisition (by merger, consolidation, acquisition of stock and/or assets or otherwise) of any Person; (iv) any transactions, other than in the ordinary course of business, with any of its officers, directors, principal shareholders or employees or any Person affiliated with any of such persons; or (v) any existing, pending or, to the knowledge of the Company, threatened termination, cancellation, limitation, modification or change in the business relationship of the Company, with any supplier, customer or other Person, except such as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

                   2.12. Intellectual Property. To the Company's knowledge, the Company and its subsidiaries owns or possesses sufficient legal rights to the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other rights or interests in items of intellectual property (the "Patent and Proprietary Rights") as are necessary for the operation of the business presently as conducted by the Company. To the Company's




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knowledge, the business of the Company and its subsidiaries as presently conducted does not infringe upon or violate any Patent and Proprietary Rights of others except where such infringement or violation, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

                   2.13. Registration Rights. Except as set forth in the Registration Agreement, the Registration Rights Agreement entered into on April 7, 2000 between the Company and Ericsson Holding International, B.V. or in the Adam Smith Registration Agreements (as defined in the Registration Agreement), the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Company obligated to register or qualify any such securities under any state securities or blue sky laws.

                   2.14. Corporate Documents. The Company's Certificate of Incorporation and Bylaws of the Company which have been requested and previously provided to the Investors are true, correct and complete and contain all amendments thereto.

                   2.15. Disclosure. No representation or warranty of the Company herein and no information contained or referenced in the Company Reports contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

              3. Representations and Warranties of the Investors. Each Investor represents and warrants to the Company as follows:

                   3.1. Authorization. Each Investor (i) has full power and authority to execute, deliver and perform this Agreement and the Other Agreements to which it is a party and to incur the obligations herein and therein and (ii) if applicable has been authorized by all necessary corporate or equivalent action to execute, deliver and perform this Agreement and the Other Agreements and to consummate the Contemplated Transactions. Each of this Agreement and the Other Agreements is a valid and binding obligation of such Investor enforceable in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

                   3.2. Brokers and Finders. Such Investor has not retained any investment banker, broker or finder in connection with the Contemplated Transactions.




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              4. Securities Laws.

                   4.1. Securities Laws Representations and Covenants of Investors. (a) This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Purchased Securities to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof such that such Investor would constitute an "underwriter" under the Securities Act. Such Investor has not granted any right to any other Person to acquire any of the Purchased Securities purchased by such Investor, or the respective Underlying Shares.

                          (b)   Each Investor understands and acknowledges that
the offering of the Purchased Securities pursuant to this Agreement will not be registered under the Securities Act or qualified under any Blue Sky Laws on the grounds that the offering and sale of the Purchased Securities are exempt from registration and qualification, respectively, under the Securities Act and the Blue Sky Laws, and that the Company's reliance upon such exemption is predicated upon such Investor's representations set forth in this Agreement.

                          (c)   Each Investor covenants that, unless the
Purchased Shares, the Purchased Warrants, the Underlying Shares or any other shares of capital stock of the Company received in respect of the foregoing have been registered pursuant to the Registration Rights Agreement being entered into among the Company and the Investors, such Investor will not dispose of such securities unless and until such Investor shall have notified the Company of the proposed disposition and, upon request of the Company following such notification, shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that
(x) such disposition will not require registration under the Securities Act and
(y) appropriate action necessary for compliance with the Securities Act and any applicable state, local or foreign law has been taken.

                          (d)   In connection with the investment
representations made herein, each Investor represents that (i) such Investor is able to fend for itself in the Contemplated Transactions; (ii) such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Investor's prospective investment in the Purchased Securities; (iii) such Investor has the ability to bear the economic risks of such Investor's prospective investment and can afford the complete loss of such investment; (iv) such Investor believes that such Investor has received all the information such Investor considers necessary and appropriate for deciding whether to purchase the Purchased Securities; (v) such Investor has been furnished with and has had access to the Company Reports together with the opportunity to obtain such additional information as it requested to verify the accuracy of the information supplied; and (vi) such Investor has had access to officers of the Company and an opportunity to ask questions of and receive answers from such officers and has had all questions that have been asked by such Investor satisfactorily answered by the Company.

                          (e)   Each Investor further represents by execution of
this Agreement that such Investor qualifies as an "accredited investor" as such term is defined under Rule 501 promulgated under the Securities Act. Any Investor that is a corporation, partnership,




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limited liability company, trust or other business entity further represents by execution of this Agreement that it has not been organized for the purpose of purchasing the Purchased Securities.

                          (f)   By acceptance hereof, each Investor agrees that
the Purchased Shares, the Purchased Warrants, the Underlying Shares and any shares of capital stock of the Company received in respect of the foregoing held by such Investor may not be sold by such Investor without registration under the Securities Act or an exemption therefrom, and therefore such Investor may be required to hold such securities for an indeterminate period.

                   4.2. Transfer Restrictions. Each Investor hereby agrees not to sell, assign or otherwise transfer (hereinafter, a "Transfer") any Purchased Shares, Purchased Warrants or Underlying Shares to any Competitor or Person (or group of Persons) who have filed and not withdrawn a Schedule 13D indicating a plan to seek control of the Company (such Competitor or other Person or group of Persons being hereinafter referred to as a "Non-Qualified Person"); provided that the foregoing shall not apply to Transfers (i) to affiliates, family members or trusts for the benefit of family members so long as such transferee is not a Non-Qualified Person, (ii) to the public pursuant to a registration statement under an underwriting agreement or otherwise, provided that such Investor shall not make such a Transfer knowingly to a Non-Qualified Person;
(iii) pursuant to Rule 144 under the Act in brokers' transactions or transactions with market makers (as defined in Rule 144) or (iv) in connection with a sale of more than 50% of the shares of the Company. As used herein, "Competitor" shall mean any Person who is (i) directly or indirectly engaged in any business which the Company determines, in good faith, to be competing with any business of the Company (provided that the passive investment by a financial investor of (x) ten percent (10%) or less of any class of equity securities of any Person, on a fully diluted basis, shall not be determined to be a competing interest for purposes of this clause (i)) or (ii) an affiliate (as defined in Rule 144) of any Person described in clause (i). For purposes of this definition, a financial investor shall have made a "passive investment" in another Person if such financial investor does not (x) actively manage the business or affairs of such Person, (y) have the right to nominate or appoint one or more directors to the board of directors of such Person or (z) have a board observation right with respect to meetings of the board of directors of such Person. As used herein, "Person" shall mean any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof.

                   4.3. Legends.   All certificates for the Purchased Shares,
Purchased Warrants and the Underlying Shares, and each certificate representing any shares of capital stock of the Company received in respect of the foregoing, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise and each certificate for any such securities issued to subsequent transferees of any such certificate (unless otherwise permitted herein) shall bear the following legend:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE
            [SECURITIES REPRESENTED BY THIS WARRANT] ARE SUBJECT TO A SUBSCRIPTION AGREEMENT FOR COMMON STOCK AND WARRANTS DATED AS OF OCTOBER 26, 2000, AS THE SAME MAY




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            BE AMENDED FROM TIME TO TIME, PURSUANT TO THE TERMS OF
            WHICH THE TRANSFER OF SUCH SECURITIES ARE RESTRICTED. SUCH AGREEMENT ALSO PROVIDES FOR VARIOUS OTHER LIMITATIONS AND OBLIGATIONS AND ALL OF THE TERMS THEREOF ARE INCORPORATED BY REFERENCE HEREIN. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON REQUEST."

               "THE SHARES REPRESENTED BY THIS CERTIFICATE
            [SECURITIES REPRESENTED BY THIS WARRANT AND ANY SHARE ACQUIRED UPON EXERCISE OF THIS WARRANT] HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES [THIS WARRANT AND SUCH SHARES] MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT [THIS WARRANT AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO TRANSFER OF THIS WARRANT OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH]."

In addition, such certificates shall bear any legend that, in the opinion of the Company's counsel, is required under the Other Documents or pursuant to any state, local or foreign law governing the Purchased Securities.

              5. Additional Covenants of the Company.

                   5.1. Reports, Information, Shares. (a) The Company shall cooperate with each Investor in supplying such information as may be reasonably requested by such Investor to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption, presently existing or hereafter adopted, from the Securities Act for the sale of any of the Purchased Shares, the Purchased Warrants, the Underlying Shares and shares of capital stock of the Company received in respect of the foregoing.

                          (b)   The Company shall deliver to each Investor,
contemporaneously with delivery to other holders of Common Stock, a copy of each report of the Company delivered to holders of Common Stock.

                          (c)   The Company shall keep reserved for issuance a
sufficient number of authorized but unissued shares of Common Stock so that the Purchased Warrants may be exercised to purchase Common Stock at any time.

                   5.2. Expenses. The Company agrees to pay on the Closing Date and save the Investors harmless against liability for the payment of any stamp or similar taxes (including interest and penalties, if any) that may be determined to be payable in respect of the




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execution and delivery of this Agreement, the issue and sale of any Purchased
Securities, the expense of preparing and issuing the Purchased Securities and the Underlying Shares, the cost of delivering the Purchased Securities and the Underlying Shares of each Investor to such Investor's address, insured to such Investor's satisfaction, and the costs and expenses incurred in the preparation of all certificates and letters on behalf of the Company and of the Company's performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with. Each Investor shall be responsible for its out-of-pocket expenses arising in connection with the Contemplated Transactions.

              6.   Miscellaneous.

                   6.1. Entire Agreement; Successors and Assigns. This Agreement, and the Other Agreements constitute the entire contract between the parties relative to the subject matter hereof and thereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Any previous agreement among the parties with respect to the Purchased Securities is superseded by this Agreement and the Other Agreements. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties. Except as expressly provided herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                   6.2. Survival of Representations and Warranties. Notwithstanding any right of the Investors fully to investigate the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by any Investor pursuant to such right of investigation or right of investigation, each Investor has the right to rely fully upon the representations, warranties, covenants and agreements of the Company contained in this Agreement or in any documents delivered pursuant to this Agreement. All such representations and warranties of the Company shall survive the execution and delivery of this Agreement and the Closing hereunder for two years. The covenants of the Company set forth in Section 5 shall remain in effect as set forth therein.

                   6.3. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States Federal Court sitting in the State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at its address specified in Section 6.6. Each party further waives any objection to venue in New York and any objection to an action or proceeding in such state and county on the basis of forum non conveniens. Each party also waives any right to trial by jury.




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                   6.4.   Counterparts. This Agreement may be executed in two or
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   6.5. Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                   6.6. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery and if a fax number has been provided, upon delivery (with answerback confirmed), addressed to a party at its address and the fax number, if any, shown below or at such other address and fax number as such party may designate by three days advance notice to the other party. Any notice to the Investors shall be sent to the addresses set forth on the signature pages hereof, with a copy to:

Any notice to the Company shall be sent to:

                  Merrimac Industries, Inc.
                  41 Fairfield Place
                  West Caldwell, New Jersey 07006
                  Attn:  Mason N. Carter, President

                  with a copy to:

                  Chadbourne & Parke LLP
                  30 Rockefeller Plaza
                  New York, New York 10112
                  Fax:  (212) 541-5369
                  Attn:  Thomas C. Meriam

                   6.7. Rights of Transferees. Any and all rights and obligations of each of the Investors herein incident to the ownership of Purchased Securities or the Underlying Shares shall pass successively to all subsequent transferees of such Purchased Securities or Underlying Shares until extinguished pursuant to the terms hereof, for instance, in a Transfer in accordance with Section 4.2(ii), (iii) or (iv).

                   6.8. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or any other provision of this Agreement.

                   6.9. Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Each Investor shall be responsible for all costs incurred by such Investor in connection with the negotiation, execution, delivery and performance of this Agreement including, but not limited to, legal fees and expenses.

                   6.10. Amendments and Waivers. Unless a particular provision or section of this Agreement requires otherwise explicitly in a particular instance, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of seventy-five percent (75%) of the then outstanding Purchased Shares. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

                   [Balance of page intentionally left blank.]

                                 SIGNATURE PAGE
                                       TO
                            MERRIMAC INDUSTRIES, INC.
                             SUBSCRIPTION AGREEMENT
                                      dated
                                October 26, 2000

              IF the PURCHASER is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or OTHER ENTITY, please complete the following:

              IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 26th day of October, 2000.

Amount of Subscription:
$1,280,000
----------

Number of Purchased Shares:
100,000
-------
                        Ericsson Holding International, B.V.
                        ------------------------------------
                        Print Full Legal Name of Partnership, Corporate, Limited Liability Company, Trust or Other Entity

                        By:                /s/ L.L. de Hoon
                           -----------------------------------------------------
                                        (Authorized Signatory)
                           Name:  L.L. de Hoon
                           Title: President



ACCEPTED AND AGREED:

MERRIMAC INDUSTRIES, INC.

By:  /s/ Robert V. Condon
     -------------------------------------
Robert V. Condon - Vice President, Finance
and Chief Financial Officer

Dated:  10/26/00

                                [Form of Warrant]

Void after October 26, 2003                                  Warrant No. 2000-__
Ericsson Holding International, B.V                    to acquire 100,000 shares

       Securities Subject to this Warrant are subject to a Subscription Agreement for Common Stock and Warrants dated as of October 26, 2000 as the same may be amended from time to time, pursuant to the terms of which the transfer of such securities are restricted. Such Agreement also provides for various other limitations and obligations and all of the terms thereof are incorporated by reference herein. A copy of such Agreement will be furnished without charge by the Issuer to the Holder hereof upon request.

       Securities represented by this Warrant and any share acquired upon exercise of this Warrant have been acquired for investment and have not been registered under the Securities Act of 1933. This Warrant and such shares may not be sold or transferred in the absence of registration or an exemption therefrom under said Act. This Warrant and such shares may not be transferred except upon the conditions specified in this Warrant, and no transfer of this Warrant or such shares shall be valid or effective unless and until such conditions shall have been complied with.



                            MERRIMAC INDUSTRIES, INC.

                          COMMON STOCK PURCHASE WARRANT

              Merrimac Industries, Inc. (the "Company"), having its principal office at 41 Fairfield Place West Caldwell, New Jersey 07006 hereby certifies that, for value received, Ericsson Holding International, B.V. ("Ericsson"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after October 26, 2000 and before 5:00 P.M., New York City time, on October 26, 2003 or as extended in accordance with the terms hereof (the "Expiration Date"), 100,000 fully paid and non-assessable shares of Common Stock of the Company, at the initial Purchase Price per share (as defined below) of $21.25. The number and character of such shares of Common Stock and the Purchase Price per share are subject to adjustment as provided herein.

              Background. The Company agreed to issue warrants to purchase up to an aggregate of 100,000 shares of Common Stock (subject to adjustment as provided herein) in connection with (i) the Company's private placement (the "Private Placement") of 100,000 units ("Units") each consisting of one share of Common Stock and one three-year warrant (each a "Warrant" and collectively the "Warrants"). This Warrant is one of the Warrants originally issued as of the Original Issue Date (as defined below).

              As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

              The term "Amex" means the American Stock Exchange or other principal market on which the Common Stock is traded.

              The term "Company" includes the Company and any corporation which shall succeed to or assume, directly or indirectly, the obligations of the Company hereunder.

              The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the Holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

              The term "Dilution Price" means $12.80 per share, as adjusted from time to time in accordance with the terms hereof.

              The term "Exchange Act" means the Securities Exchange Act of 1934 as the same shall be in effect at the time.

              The term "Holder" means any record owner of Warrants or Underlying Securities.

              The "Original Issue Date" is October 26, 2000, the date as of which the Warrants were first issued.

              The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

              The term "Purchase Price per share" means $21.25 per share, as adjusted from time to time in accordance with the terms hereof.

              The terms "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

              The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

              The term "Strategic Partner" means a significant actual or potential customer or vendor (of non-financial products and services of the Company) or a manufacturer or marketer of non-financial products suitable to be marketed jointly with the products and services of the Company.

              The term "Underlying Securities" means any Common Stock or Other Securities issued or issuable upon exercise of Warrants.

              The term "Warrant" shall mean, as applicable, this Warrant or each right as set forth in this Warrant to purchase one share of Common Stock, as adjusted.

              1. Registration, etc. The Holder shall have the rights to registration of Underlying Securities issuable upon exercise of the Warrants that are set forth in the Registration Rights Agreement, dated the date hereof between the Company and the Holder (the "Registration Rights Agreement").

              2. Sale or Exercise Without Registration. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Underlying Securities previously issued upon the exercise of Warrants, such Warrant or Underlying Securities shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the Holder or transferee of such Warrant or Underlying Securities, as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be, and provided further that nothing contained in this Section 2 shall relieve the Company from complying with any request for registration pursuant to the Registration Rights Agreement or relieve the Holder from the restrictions on transfer set forth in Section 21 below. The first Holder of this Warrant, by acceptance hereof, represents to the Company that it is acquiring the Warrants for investment and not with a view to the distribution thereof.

              3.   Exercise of Warrant.

                   3.1. Exercise in Full. Subject to the provisions hereof, this Warrant may be exercised in full by the Holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price per share.

                   3.2. Partial Exercise. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 3.1 except that the amount payable by the Holder upon any partial exercise shall be the amount obtained by multiplying
(a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the Holder in the subscription at the end hereof by (b) the Purchase Price per share. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or, subject to the restrictions on transfer set forth in Section 21 below, as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder in the subscription at the end hereof.

                   3.3. Exercise by Surrender of Warrant or Shares of Common Stock. In addition to the method of payment set forth in Sections 3.1 and 3.2 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering shares of Common Stock, the Warrant Certificate or other securities issued by the Company in the manner and at the place specified in Section 3.1 as payment of the aggregate Purchase Price per share for the Warrants to be exercised. The number of Warrants or shares of Common Stock to be surrendered in payment of the aggregate Purchase Price for the Warrants to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Purchase Price per share, and then dividing the product thereof by an amount equal to the Market Price (as defined below) . The number of shares of Common Stock or such other securities to be surrendered in payment of the aggregate Purchase Price for the Warrants to be exercised shall be determined in accordance with the preceding sentence as if the other securities had been converted into Common Stock immediately prior to exercise or, in the case the Company has issued other securities which are not convertible into Common Stock, at the Market Price thereof.

                   3.4. Definition of Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be (i) if the principal trading market for such securities is an exchange, the average of the last reported sale prices per share for the last five previous trading days in which a sale was reported, as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the average of the high bid prices per share on such trading days as set forth by Amex or, (iii) if the security is not quoted on Amex, the average of the high bid prices per share on such trading days as set forth in the National Quotation Bureau sheet listing such securities for such days. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

                   3.5. Company to Reaffirm Obligations. The Company will, at the time of any exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Underlying Securities) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such Holder any such rights.

                   3.6. Certain Exercises. If an exercise of a Warrant or Warrants is to be made in connection with a registered public offering or sale of the Company, such exercise may, at the election of the Holder, be conditioned on the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed effective until the consummation of such transaction.

                   3.7. Holder to Reaffirm Certain Obligations. Except in the event of exercise of the Warrants in connection with Transfers (as defined below) of Underlying Securities pursuant to clauses (ii), (iii) or (iv) of
Section 21, the Holder shall, at the time of exercise of this Warrant, acknowledge in writing such Holder's obligations under Section 21 hereof.

                   3.8 Exercise Subject to Applicable Law. Notwithstanding anything to the contrary in this Warrant, this Warrant may be exercised in full or in part by the Holder only if and to the extent that such exercise, and the Company's delivery of shares of Common Stock upon such exercise, would not conflict with or result in a violation of any applicable law, prohibition, rule or regulation.

              4. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three business days thereafter, the Company at its own expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or, subject to the restrictions on transfer set forth in Section 21 below, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock or Other Securities to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current Market Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 5 or otherwise.

              5. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. (a) In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or, if applicable, Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

                          (i) other or additional stock or other securities or property (other than cash) by way of dividend, or

                          (ii) any cash paid or payable (including, without limitation, by way of dividend), or

                          (iii) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 5(a)) which such Holder would hold on the date of such exercise if on the Original Issue Date such Holder had been the Holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (ii) and (iii) of this Section 5(a)) receivable by such Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 6 and 7 hereof.

                          (b)   The Dilution Price shall be equitably adjusted
from time to time in the event of a reverse stock split or similar combination or reclassification of shares or a merger or similar reorganization (as described in Section 6 below) as the Board of Directors, in good faith, determines to be reasonably necessary.

              6. Reorganization, Consolidation, Merger, etc. In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder of this Warrant, upon the exercise hereof as provided in
Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Underlying Securities issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof. The Company shall not effect any such reorganization, consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to each Holder the shares of stock, cash, other securities or assets to which, in accordance with the foregoing provisions, each Holder may be entitled to and all other obligations of the Company under this Warrant. In any such case, if necessary, the provisions set forth in this Section 6 with respect to the rights thereafter of the Holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any Other Securities or assets thereafter deliverable on the exercise of the Warrants.

              7.   Other Adjustments.

                   7.1. General. In any case to which Sections 5 and 6 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock after the Original Issue Date for a consideration per share less than the Dilution Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares (the "Lower Price"), then the Purchase Price per share in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by multiplying the Purchase Price per share by the quotient of (1) an amount equal to (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Purchase Price per share in effect hereunder immediately prior to such issuance or sale, plus (b) the consideration, if any, received by the Company upon such issuance or sale, divided by (2) the total number of shares of

Common Stock outstanding immediately after issuance or sale of such additional shares multiplied by the Purchase Price per share in effect immediately prior to such issuance or sale. The number of shares of Common Stock which may be purchased upon exercise of this Warrant shall be increased so that the aggregate amount to be paid upon full exercise of this Warrant, after giving effect to each reduction in the Purchase Price per share, shall not be reduced.

                   7.2. Convertible Securities. (a) In case the Company shall issue or sell any securities convertible into Common Stock of the Company ("Convertible Securities") after the date hereof, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the then current aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all of such Convertible Securities.

                          (b)   If the price per share so determined shall be
less than the applicable Purchase Price per share, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases or decrease or decreases, with the passage of time, in the amount of additional consideration, if any, to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Purchase Price per share shall, forthwith upon any such increase or decrease becoming effective, be readjusted to reflect the same, and provided further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

                   7.3. Rights and Options. (a) In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the then current aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, by (ii) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

                          (b)   If the price per share so determined shall be
less than the applicable Purchase Price per share, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases or decrease or decreases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Purchase Price per share shall, forthwith upon any such increase or decrease becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

                   7.4. Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reverse stock split of the outstanding shares of Common Stock of the Company, the Dilution Price and the Purchase Price per share shall be increased, and the number of shares of Common Stock purchasable under this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

                   7.5. Exceptions. This Section 7 shall not apply to (a) the issuance of the Units and up to 260,000 additional units of Common Stock and warrants of like tenor, (b) the issuance of shares of Common Stock upon the exercise of the Warrants and other warrants referred to in clause (a), (c) issuances of Common Stock to a Strategic Partner at a price per share of Common Stock (as determined in Sections 7.1, 7.2 or 7.3) at a discount to the Market Price not exceeding 15%, (e) issuances of Common Stock pursuant to the exercise of options, warrants and rights outstanding on the date hereof or issued pursuant to the Company's existing stock option plan or additional stock option plans approved by a majority of the outstanding Common Stock present at the meeting or represented by proxy and entitled to vote or (f) the issuance of warrants to a lender pursuant to a loan to the Company with a term of at least four years and in an amount of not less than $10,000,000 (and the issuance of shares of Common Stock on the exercise of such lender warrants).

                   7.6. Other Securities. If any event occurs as to which the provisions of this Warrant are strictly applicable and the application thereof would not fairly protect the rights of the Holders in accordance with the essential intent and principles of such provisions, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as the Board of Directors, in good faith, determines to be reasonably necessary to protect such rights as aforesaid. In case at any time or from time to time Company shall take any action in respect of its Common Stock, other than any action described in Sections 5, 6 and 7, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and the Purchase Price per share shall be adjusted in such manner as the Board of Directors, in good faith, determines to be equitable in the circumstances. In furtherance and not in limitation of the foregoing, if any event occurs of the type contemplated by Section 7 but not expressly provided for by such Section (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors shall make an appropriate adjustment in the Purchase Price per share and the number of shares of Common Stock or Other Securities issuable upon the exercise of a Warrant so as to protect the rights of the Holders of such Warrants. No adjustment made pursuant to this Section 7.6 shall increase the Purchase Price per share or decrease the number of shares of Common Stock or Other Securities issuable upon exercise of the Warrants.

                   7.7. Actions Requiring Shareholder Approval. Notwithstanding anything to the contrary in this Common Stock Purchase Warrant, the Company shall not engage in any transaction covered by this Section 7 which will cause or be deemed to result in an adjustment of the Exercise Price to an amount less than the market closing price of the Common Stock of the Company on the Original Issue Date, unless and until the Company shall have sought and obtained the approval of the shareholders of the Company (pursuant to a proxy solicitation conforming to SEC proxy rules) of the original issuance of Shares of Common Stock and Warrants under the Subscription Agreement for Common Stock and Warrants dated as of October 26, 2000 by and between the Company and Ericsson and all the Warrants issued hereunder.

              8. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

              9. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each Holder.

              10. Notices of Record Date, etc. In the event of any taking by the Company of a record of its shareholders for the purpose of determining the shareholders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to each Holder of a Warrant written notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution, right or vote of the shareholders, and (ii) the amount and character of such dividend, distribution or right and, in reasonable detail, the matter requiring any such vote of the shareholders. Such notice shall be mailed on the earlier of the date notice thereof is mailed to shareholders of the Company and 10 days prior to the date therein specified.

              11. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

              12. Listing on Securities Exchanges; Registration. In furtherance and not in limitation of any other provision of this Warrant, if the Company at any time shall list any Common Stock on any national securities exchange and shall register such Common Stock under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange or Nasdaq, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange or Nasdaq, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange or Nasdaq by the Company.

              13. Exchange of Warrants. Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, as soon as practicable (and in any event within three business days) the Company at its own expense will issue and deliver to or upon the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or, subject to the restrictions on transfer set forth in Section 21 below, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

              14. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

              15. Warrant Agent. The Company may, by written notice to each Holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 13, and replacing Warrants pursuant to Section 14, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

              16. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

              17.   Negotiability, etc. Subject to Section 2 above, this
Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

                   (a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                   (b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                   (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

              18. Notices, etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company.

              19. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

              20. Extended Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., New York City time, on the Expiration Date, provided, however, that if the Holders of Warrants issued hereunder have, in accordance with the terms thereof, requested a registration statement pursuant to the Registration Rights Agreement 90 days or more prior to the Expiration Date and such registration statement has not become effective prior to the Expiration Date then the right to exercise this Warrant shall be extended and shall expire 30 days after the effective date of such registration statement.

              21. Assignability; Transfer Restrictions. (a) Subject to Section 2 and 21(b) hereof, this Warrant is fully assignable at any time.

                   (b) Each Holder hereby agrees not to sell, assign or otherwise transfer (hereinafter, a "Transfer") any Warrants or Underlying Securities to any Competitor or Person (or group of Persons) who have filed and not withdrawn a Schedule 13D indicating a plan to seek control of the Company (such Competitor or other Person or group of Persons being hereinafter referred to as a "Non-Qualified Person"); provided that the foregoing shall not apply to Transfers (i) to affiliates, family members or trusts for the benefit of family members so long as such transferee is not a Non-Qualified Person, (ii) to the public pursuant to a registration statement under an underwriting agreement or otherwise, provided that such Holder shall not make such a Transfer knowingly to a Non-Qualified Person; (iii) pursuant to Rule 144 under the Act in brokers' transactions or transactions with market makers (as defined in Rule 144) or (iv) in connection with a sale of more than 50% of the shares of the Company. As used herein, "Competitor" shall mean any Person who is (i) directly or indirectly engaged in any business which the Company determines, in good faith, to be competing with any business of the Company (provided that the passive investment by a financial investor of (x) ten percent (10%) or less of any class of equity securities of any Person, on a fully diluted basis, shall not be determined to be a competing interest for purposes of this clause (i)) or (ii) an affiliate (as defined in Rule 144) of any Person described in clause (i). For purposes of this definition, a financial investor shall have made a "passive investment" in another Person if such financial investor does not (x) actively manage the business or affairs of such Person, (y) have the right to nominate or appoint one or more directors to the board of directors of such Person or (z) have a board observation right with respect to meetings of the board of directors of such Person. As used herein, "Person" shall mean any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof.

Dated: October 26, 2000

                                    MERRIMAC INDUSTRIES, INC.



                                    By:_________________________________________
                                       Robert V. Condon, Vice President, Finance
                                       and Chief Financial Officer




[Corporate Seal]




Attest:___________________________
       ________________, Secretary

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)



To:  MERRIMAC INDUSTRIES, INC.


              The undersigned, the Holder of the within Warrant, hereby

irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, shares of Common Stock of Merrimac Industries,

Inc., and herewith makes payment of $  *  therefor [or delivers _______________

Warrants or _______ shares of _______ stock], and requests that the certificates for such shares be issued in the name of, and delivered to, , whose address is



Dated:


                              __________________________________________________
                              (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

                                              (Address)

____________________

* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)



              For value received, the undersigned hereby sells, assigns and transfers unto _________________________ the right represented by the within

Warrant to purchase _________ of Common Stock of Merrimac Industries, Inc. to

which the within Warrant relates, and appoints ______________________________

Attorney to transfer such right on the books of Merrimac Industries, Inc. with full power of substitution in the premises. The Warrant being transferred hereby is one of the Warrants issued by Merrimac Industries, Inc. as of October 26,

2000 to purchase an aggregate of up to 100,000 shares of Common Stock.



Dated:


                              __________________________________________________
                              (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

                                              (Address)



Signature guaranteed by a Bank
or Trust Company having its
principal office in New York City
or by a Member Firm of the New
York or American Stock Exchange




                                       28